UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) ofThe
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 6, 2006

Books-A-Million, Inc. _______________________________________________________________________________________________________ (Exact name of registrant as specified in its charter)

DELAWARE ____________________________________________ (State or other jurisdiction of incorporation)	0-20664 ______________________________________ (Commission File Number)	63-0798460 _________________________ (IRS Employer Identification No.)

402 Industrial Lane, Birmingham, Alabama __________________________________________________________________ (Address of principal executive offices)	35211 ______________________________ (Zip Code)

        Registrant's telephone number, including area code (205) 942-3737

N/A __________________________________________________________________________________________ (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On September 6, 2006, Books-A-Million, Inc. (the “Company”) entered into a fourth amendment (“Credit Agreement Amendment”) with Bank of America, N.A. (“B of A”), SunTrust Bank, N.A. (“Sun Trust”), Wells Fargo Bank, N.A. (“Wells Fargo”), SouthTrust Bank N.A. (“SouthTrust”), and AmSouth Bank, N.A. (“AmSouth”), to its existing Credit Agreement with B of A, SunTrust, Wells Fargo, SouthTrust, and AmSouth, as amended by the First, Second, Third and Fourth Amendments to the Credit Agreement, dated as of June 14, 2004, June 23, 2005, June 30, 2006 and August 3, 2006, respectively.

        The Credit Agreement Amendment, among other things, adjusts the applicable Shareholder’s Equity covenant allowable under the Credit Agreement. Shareholders’ Equity for the Consolidated Entities on a consolidated basis plus the cost basis of Treasury Stock shall not be on any date after July 29, 2006 less than $150,000,000.00, plus (i) 50% of Consolidated Net Income (if positive and with no reduction if negative), for each fiscal quarter (beginning with the fiscal quarter ending on or about October 30, 2006 and each fiscal quarter thereafter) and (ii) 100% of any equity issuance. In addition, the Company may purchase up to $50,000,000.000 of its own stock.

        The description of the Credit Agreement Amendment is qualified by reference to Exhibit 10.01.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No	Document Description
10.01	Fifth Amendment to the Credit Agreement, dated as of September 6, 2006,between the Company and Bank of America, N.A., SunTrust Bank, N.A.,Wells Fargo Bank, N.A., SouthTrust Bank N.A. and Amsouth Bank, N.A

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKS-A-MILLION, INC. (Registrant)
Date September 18, 2006
___________________/s/ Douglas G. Markham______________ (Signature) Name: Douglas G. Markham Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Document Description
10.01	Fifth Amendment to the Credit Agreement, dated as of September 6, 2006, between the Company and Bank of America, N.A., SunTrust Bank, N.A.,Wells Fargo Bank, N.A., SouthTrust Bank N.A. and Amsouth Bank, N.A